July 8, 2015

STRALEM EQUITY FUND
Adviser Class – STRAX
Institutional Class - STEFX

a series of Stralem Fund

Supplement to Summary Prospectus, Prospectus
and Statement of Additional Information
dated March 1, 2015

On or about August 14, 2015, all existing Adviser Class Shares of  Stralem Equity Fund (the "Fund"), a series of Stralem Fund, will be converted into Institutional Class Shares of the Fund (the "Conversion") irrespective of whether the shareholder's Adviser Class account meets the  minimum investment for the Institutional Class.  No fees will be charged in connection with the Conversion.  Following the Conversion, shareholders that had their Adviser Class Shares converted into Institutional Class Shares will benefit from a reduction in total annual operating expenses (i.e. Institutional Class's expense ratio is capped at 0.98% per annum while Adviser Class's expense ratio is capped at 1.23% per annum).

There are no tax consequences anticipated with the Conversion, and no action is necessary on Shareholders' part to effect the Conversion.  Shareholders should consult with their own tax advisers to ensure proper treatment on their income tax returns.

Existing Adviser Class shareholders may continue to purchase or redeem Adviser Class Shares on each business day until the Conversion.

In addition, effective immediately, the minimum investment amount for Institutional Class Shares of the Fund is reduced from $250,000 to $25,000.  Following the Conversion, the Fund will offer a single class of shares and it will be designated as "Institutional Class Shares."

If you have any questions regarding the Fund, please call 1-866-822-9555.

Investors Should Retain this Supplement for Future Reference